EXHIBIT 10.18

                                THIRD AMENDMENT
                                      TO
                     AMENDED AND RESTATED CREDIT AGREEMENT

                                     AMONG

                                PENTACON, INC.
                                 AS BORROWER,

                              NATIONSBANK, N.A.,
                           AS ADMINISTRATIVE AGENT,

                    NATIONSBANC MONTGOMERY SECURITIES LLC,
                               AS LEAD ARRANGER,

                                      AND

                         THE LENDERS SIGNATORY HERETO


                                  DATED AS OF
                                 MARCH 9, 1999

                               TABLE OF CONTENTS

                                                                            PAGE
                             ARTICLE I. DEFINITIONS

Section 1.01 TERMS DEFINED ABOVE ...........................................   1
Section 1.02 TERMS DEFINED IN CREDIT AGREEMENT .............................   1
Section 1.03 OTHER DEFINITIONAL PROVISIONS .................................   2

                   ARTICLE II. AMENDMENTS TO CREDIT AGREEMENT

Section 2.01 AMENDMENTS TO DEFINITIONS .....................................   2
Section 2.02 AMENDMENTS TO ARTICLE II ......................................   4
Section 2.03 AMENDMENTS TO ARTICLE IX ......................................   4
Section 2.04 AMENDMENTS TO ANNEXES, SCHEDULES AND EXHIBITS .................   4

                             ARTICLE III. CONDITIONS

Section 3.01 LOAN DOCUMENTS ................................................   4
Section 3.02 CORPORATE PROCEEDINGS OF LOAN PARTIES .........................   5
Section 3.03 REPRESENTATIONS AND WARRANTIES ................................   5
Section 3.04 NO DEFAULT ....................................................   5
Section 3.05 NO CHANGE .....................................................   5
Section 3.06 SECURITY INSTRUMENTS ..........................................   6
Section 3.07 FEES ..........................................................   6
Section 3.08 OTHER INSTRUMENTS OR DOCUMENTS ................................   6

                            ARTICLE IV. MISCELLANEOUS

Section 4.01 ADOPTION, RATIFICATION AND CONFIRMATION OF CREDIT AGREEMENT ...   6
Section 4.02 RATIFICATION AND AFFIRMATION OF GUARANTY ......................   6
Section 4.03 SUCCESSORS AND ASSIGNS ........................................   6
Section 4.04 COUNTERPARTS ..................................................   6
Section 4.05 NUMBER AND GENDER .............................................   7
Section 4.06 ENTIRE AGREEMENT ..............................................   7
Section 4.07 INVALIDITY ....................................................   7
Section 4.08 TITLES OF ARTICLES, SECTIONS AND SUBSECTIONS ..................   7
Section 4.09 GOVERNING LAW .................................................   7

ANNEXES, EXHIBITS AND SCHEDULES

Annex I   -  List of Percentage Shares, Maximum Revolving Credit Amounts, and
             Revolver Term Loans

                              THIRD AMENDMENT TO
                     AMENDED AND RESTATED CREDIT AGREEMENT

      This THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "THIRD AMENDMENT") executed effective as of the 9th day of March, 1999 (the "EFFECTIVE DATE"), is by and among Pentacon, Inc., a corporation formed under the laws of the State of Delaware (the "BORROWER"); each of the lenders that is a signatory hereto or which becomes a signatory hereto and to the hereinafter described Credit Agreement as provided in Section 12.06 of the Credit Agreement (individually, together with its successors and assigns, a "LENDER" and, collectively, the "LENDERS"); and NationsBank, N.A., a national banking association (in its individual capacity, "NATIONSBANK"), and as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "ADMINISTRATIVE AGENT").


                             W I T N E S S E T H:

      WHEREAS, the Borrower, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of September 3, 1998, as amended by the First Amendment to Credit Agreement dated as of December 31, 1998 and the Second Amendment to Credit Agreement dated as of February 12, 1999 (the "CREDIT AGREEMENT"), pursuant to which the Lenders agreed to make loans to and extensions of credit on behalf of the Borrower; and

      WHEREAS, the Borrower and the Lenders desire to amend the Credit Agreement in the particulars hereinafter provided;

      NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:


                            ARTICLE I.  DEFINITIONS

      SECTION 1.01 TERMS DEFINED ABOVE. As used in this Third Amendment, each of the terms "ADMINISTRATIVE AGENT", "BORROWER", "CREDIT AGREEMENT", "EFFECTIVE DATE", "THIRD AMENDMENT", "LENDERS" and "NATIONSBANK" shall have the meaning assigned to such term hereinabove.

      SECTION 1.02 TERMS DEFINED IN CREDIT AGREEMENT. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.

      SECTION 1.03 OTHER DEFINITIONAL PROVISIONS.

            (a) The words "hereby", "herein", "hereinafter", "hereof", "hereto" and "hereunder" when used in this Third Amendment shall refer to this Third Amendment as a whole and not to any particular Article, Section, subsection or provision of this Third Amendment.

            (b) Section, subsection and Exhibit references herein are to such Sections, subsections and Exhibits to this Third Amendment unless otherwise specified.


                  ARTICLE II.  AMENDMENTS TO CREDIT AGREEMENT

      The Borrower, the Administrative Agent, and the Lenders agree that the Credit Agreement is hereby amended, effective as of the Effective Date, in the following particulars.

      SECTION 2.01 AMENDMENTS TO DEFINITIONS.

      (a) The following terms, which are defined in Section 1.02 of the Credit Agreement, are hereby amended in their entirety to read as follows:

      "AGREEMENT" shall mean this Amended and Restated Credit Agreement, as amended and supplemented by the First Amendment, the Second Amendment, and the Third Amendment, as the same may from time to time be further amended or supplemented.

      "APPLICABLE MARGIN" shall mean for 3.0% per annum for Eurodollar Loans and 1.0% per annum for Base Rate Loans; PROVIDED, HOWEVER, if a Capital Market Event has not occurred on or before April 15, 1999, "Applicable Margin" shall mean, from and after April 15, 1999, 4.0% per annum for Eurodollar Loans and 2.0% per annum for Base Rate Loans; and FURTHER PROVIDED, HOWEVER, on the first day after the occurrence of a Capital Market Event and each Determination Date (hereinafter defined) following the occurrence of a Capital Market Event, "Applicable Margin" shall mean the applicable per annum percentage set forth at the appropriate intersection in the table shown below, based on the Leverage Ratio, for the four quarterly periods ending on and determined as of the immediately preceding Quarterly Date:

                              APPLICABLE MARGIN FOR    APPLICABLE MARGIN FOR
     LEVERAGE RATIO             EURODOLLAR LOANS          BASE RATE LOANS
--------------------------------------------------------------------------------
Less than 3.00                       1.750%                    0.25%
--------------------------------------------------------------------------------
Less than 3.50, but greater
than or equal to 3.00                2.000%                    0.50%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Less than 4.00, but greater
than or equal to 3.50                2.375%                    0.75%
--------------------------------------------------------------------------------
Less than 4.50, but greater
than or equal to 4.00                2.625%                    1.00%
--------------------------------------------------------------------------------
Less than 5.0, but greater
than or equal to 4.50                2.875%                    1.25%
--------------------------------------------------------------------------------
Greater than or equal to 5.0         3.250%                    1.50%
--------------------------------------------------------------------------------

After the occurrence of a Capital Market Event, the Applicable Margin shall be established following each Quarterly Date (each, a "DETERMINATION DATE"). Any change in the Applicable Margin following each Determination Date shall be determined based upon the computations set forth in the Compliance Certificate furnished to the Administrative Agent pursuant to Section 8.01(h) or Section 9.03(i), subject to review and approval of such computations by the Administrative Agent. Each change in the Applicable Margin shall be effective commencing as of the next Business Day following the date such certificate is received (including, without limitation, in respect of Eurodollar Loans then outstanding notwithstanding that such change occurs during an Interest Period), and shall remain in effect until the date that is the next Business Day following the first to occur of the date on which (i) a new certificate is delivered for which a change in the Applicable Margin occurs or (ii) is required to be delivered; PROVIDED, HOWEVER; if the Borrower shall fail to deliver any such certificate within the time period required by Section 8.01(h), then the Applicable Margin shall be the highest percentage amount stated for each Type of Loan as set forth in the then applicable table until the appropriate certificate is so delivered.

      (b) Section 1.02 of the Credit Agreement is hereby further amended and supplemented by adding the following new definitions where alphabetically appropriate, which reads in their entirety as follows:

      "THIRD AMENDMENT" shall mean that certain Third Amendment to Amended and Restated Credit Agreement dated as of March 9, 1999, by and among the Borrower, the Administrative Agent and the Lenders.

      "THIRD AMENDMENT FEE LETTERS" shall mean the fee letters between the Borrower and each of the Lenders, executed in connection with the Third Amendment.

      SECTION 2.02 AMENDMENTS TO ARTICLE II. Subsections 2.03(d) and (e) of the Credit Agreement are hereby amended in their entirety to read as follows:

            "(d) If a Subordinated Debt Event occurs on or before April 15, 1999, the Percentage Shares, Maximum Revolving Credit Amounts and Revolver Term Loans of each Lender shall be the amounts set forth on ANNEX I under item B thereof.

            (e) Unless previously reduced to an amount equal to or less than $90,000,000 pursuant to Sections 2.03(b), (c) or (d), on April 15, 1999 the Aggregate Maximum Revolving Credit Amounts shall automatically be reduced to $90,000,000."

      SECTION 2.03 AMENDMENTS TO ARTICLE IX. Section 9.15 of the Credit Agreement is hereby amended by replacing the first sentence thereof with the following:

            "The Borrower will not permit its Fixed Charge Coverage Ratio as of the end of any fiscal quarter of the Borrower (calculated quarterly at the end of each fiscal quarter) to be less than 2.00 to 1.00 until, but excluding, September 30, 1999, and on and after September 30, 1999 to be less than 1.40 to 1.00; PROVIDED, HOWEVER, after the occurrence of a Subordinated Debt Event, the Borrower will not permit its Fixed Charge Coverage Ratio as of the end of any fiscal quarter of the Borrower (calculated quarterly at the end of each fiscal quarter) to be less than
      1.2 to 1.00 until, but excluding June 30, 2000, and on and after June 30, 2000 to be less than 1.40 to 1.00."

      SECTION 2.04 AMENDMENTS TO ANNEXES, SCHEDULES AND EXHIBITS. ANNEX I to the Credit Agreement is hereby replaced with ANNEX I attached hereto. Accordingly, all references in the Credit Agreement, to ANNEX I shall be deemed to be references to ANNEX I attached to this Third Amendment.

                           ARTICLE III.  CONDITIONS

      The enforceability of this Third Amendment against the Administrative Agent and the Lenders is subject to the satisfaction of the following conditions precedent:

      SECTION 3.01 LOAN DOCUMENTS. The Administrative Agent shall have received:

            (a) multiple original counterparts, as requested by the Administrative Agent, of this Third Amendment executed and delivered by a duly authorized officer of the Borrower, the Administrative Agent, each Guarantor, and each Lender; and

            (b) multiple original counterparts, as requested by each Lender, of the Third Amendment Fee Letters executed and delivered by a duly authorized officer of the Borrower and the respective Lenders.

      SECTION 3.02 CORPORATE PROCEEDINGS OF LOAN PARTIESSECTION 3.02 CORPORATE PROCEEDINGS OF LOAN PARTIES. The Administrative Agent shall have received multiple copies, as requested by the Administrative Agent, of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the Boards of Directors of the Borrower and the Guarantors, authorizing the execution, delivery and performance of this Third Amendment and any other Loan Documents to which they are respectively a party, executed in connection with this Third Amendment, each such copy being attached to original certificates of the Secretary or an Assistant Secretary of the Borrower and each Guarantor, dated as of the Effective Date, certifying (i) that the resolutions attached thereto are true, correct and complete copies of resolutions duly adopted by written consent or at a meeting of the Board of Directors of the Borrower or such Guarantor, as applicable, (ii) that such resolutions constitute all resolutions adopted with respect to the transactions contemplated hereby, (iii) that such resolutions have not been amended, modified, revoked or rescinded as of the Effective Date, (iv) that the articles of incorporation and bylaws of the Borrower or such Guarantor have not been amended or otherwise modified since the effective date of the Credit Agreement, except pursuant to any amendments attached thereto, and (v) as to the incumbency and signature of the officers of the Borrower or such Guarantor, as applicable, executing this Third Amendment and any other Loan Document executed pursuant hereto.

      SECTION 3.03 REPRESENTATIONS AND WARRANTIES. Except as affected by the transactions contemplated in the Credit Agreement and this Third Amendment, each of the representations and warranties made by the Borrower and the Guarantors in or pursuant to the Security Instruments, including the Credit Agreement, shall be true and correct in all material respects as of the Effective Date, as if made on and as of such date. Borrower hereby represents and warrants to the Administrative Agent that the execution, delivery and performance of this Third Amendment has been duly authorized and that the representation in the Credit Agreement as to the enforceability and authorization thereof shall refer to the Credit Agreement, as amended by this Third Amendment.

      SECTION 3.04 NO DEFAULT. No Default or Event of Default shall have occurred and be continuing as of the Effective Date.

      SECTION 3.05 NO CHANGE. No event shall have occurred since September 30, 1998, which, in the reasonable opinion of the Lenders, could have a material adverse effect on the condition (financial or otherwise), business, operations or prospects of the Borrower or the Guarantors.

      SECTION 3.06 SECURITY INSTRUMENTS. All of the Security Instruments shall be in full force and effect and provide to the Administrative Agent the security intended thereby to secure the Indebtedness, as amended and supplemented hereby.

      SECTION 3.07 FEES. On or before the Effective Date, the Borrower shall have paid to each Lender all fees required by the Third Amendment Fee Letters.

      SECTION 3.08 OTHER INSTRUMENTS OR DOCUMENTS. The Administrative Agent or any Lender or counsel to the Administrative Agent shall receive such other instruments or documents as they may reasonably request.

                          ARTICLE IV.  MISCELLANEOUS

      SECTION 4.01 ADOPTION, RATIFICATION AND CONFIRMATION OF CREDIT AGREEMENT. Each of the Borrower, the Guarantors, the Administrative Agent, and the Lenders does hereby adopt, ratify and confirm the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, is and remains in full force and effect.

      SECTION 4.02 RATIFICATION AND AFFIRMATION OF GUARANTY. Each Guarantor hereby expressly (i) acknowledges the terms of this Third Amendment, (ii) ratifies and affirms its obligations under its Amended and Restated Guaranty Agreement or Guaranty Agreement, as applicable, dated as of September 3, 1998, in favor of the Administrative Agent and the Lenders, as amended, supplemented or otherwise modified (the "GUARANTY AGREEMENT"), (iii) acknowledges, renews and extends its continued liability under its Guaranty Agreement and agrees that its Guaranty Agreement remains in full force and effect; and (iv) guarantees to the Administrative Agent and each Lender to promptly pay when due all amounts owing or to be owing by it under its Guaranty Agreement pursuant to the terms and conditions thereof.

      SECTION 4.03 SUCCESSORS AND ASSIGNS. This Third Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

      SECTION 4.04 COUNTERPARTS. This Third Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument and shall be enforceable as of the Effective Date upon the execution of one or more counterparts hereof by the Borrower, the Guarantors, the Administrative Agent and the Lenders. In this regard, each of the parties hereto acknowledges that a counterpart of this Third Amendment containing a set of counterpart execution pages reflecting the execution of each party hereto shall be sufficient to reflect the execution of this Third Amendment by each necessary party hereto and shall constitute one instrument.

      SECTION 4.05 NUMBER AND GENDER. Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated.

      SECTION 4.06 ENTIRE AGREEMENT. This Third Amendment constitutes the entire agreement among the parties hereto with respect to the subject hereof. All prior understandings, statements and agreements, whether written or oral, relating to the subject hereof are superseded by this Third Amendment.

      SECTION 4.07 INVALIDITY. In the event that any one or more of the provisions contained in this Third Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Third Amendment.

      SECTION 4.08 TITLES OF ARTICLES, SECTIONS AND SUBSECTIONS. All titles or headings to Articles, Sections, subsections or other divisions of this Third Amendment or the exhibits hereto, if any, are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such Articles, Sections, subsections, other divisions or exhibits, such other content being controlling as the agreement among the parties hereto.

      SECTION 4.09 GOVERNING LAW. This Third Amendment shall be deemed to be a contract made under and shall be governed by and construed in accordance with the internal laws of the State of Texas.

      THIS THIRD AMENDMENT AND OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES BEFORE OR SUBSTANTIALLY CONTEMPORANEOUSLY WITH THE EXECUTION HEREOF TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.



                         [SIGNATURES BEGIN NEXT PAGE]

      IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

BORROWER:                                 PENTACON, INC.


                                          By: /S/ BRUCE M. TATEN
                                          Name:  Bruce M. Taten
                                          Title:  Senior Vice President


LENDER AND AGENT:                         NATIONSBANK, N.A.


                                          By: /S/ WILLIAM GRIFFIN
                                          Name:  William Griffin
                                          Title:  Vice President


LENDERS:                                  PARIBAS


                                          By: /S/ LARRY ROBINSON
                                          Name:  Larry Robinson
                                          Title:  Vice President


                                          By: /S/ ROSINE K. MATTHEWS
                                          Name:  Rosine K. Matthews
                                          Title:  Vice President


                                          UNION BANK OF CALIFORNIA, N.A.

                                          By: /S/ MYRA JUETTEN
                                          Name:  Myra Juetten
                                          Title:  Vice President

GUARANTORS:                               ALATEC PRODUCTS, INC.



                                          By: /S/ BRUCE M. TATEN
                                          Name:  Bruce M. Taten
                                          Title:  Vice President


                                          AXS SOLUTIONS, INC.


                                          By: /S/ BRUCE M. TATEN
                                          Name:  Bruce M. Taten
                                          Title:  Vice President


                                          CAPITOL BOLT & SUPPLY, INC.


                                          By: /S/ BRUCE M. TATEN
                                          Name:  Bruce M. Taten
                                          Title:  Vice President


                                          MAUMEE INDUSTRIES, INC.


                                          By: /S/ BRUCE M. TATEN
                                          Name:  Bruce M. Taten
                                          Title:  Vice President


                                          SALES SYSTEMS, LIMITED


                                          By: /S/ BRUCE M. TATEN
                                          Name:  Bruce M. Taten
                                          Title:  Vice President

                                          TEXAS INTERNATIONAL AVIATION, INC.


                                          By: /S/ BRUCE M. TATEN
                                          Name:  Bruce M. Taten
                                          Title:  Vice President


                                          PACE PRODUCTS, INC.


                                          By: /S/ BRUCE M. TATEN
                                          Name:  Bruce M. Taten
                                          Title:  Vice President


                                          WEST COAST AERO PRODUCTS HOLDING
                                          CORPORATION, INC.


                                          By: /S/ BRUCE M. TATEN
                                          Name:  Bruce M. Taten
                                          Title:  Vice President


                                          ASI AEROSPACE GROUP, INC.


                                          By: /S/ BRUCE M. TATEN
                                          Name:  Bruce M. Taten
                                          Title:  Vice President


                                          POLLARD AVIATION, INC.


                                          By: /S/ BRUCE M. TATEN
                                          Name:  Bruce M. Taten
                                          Title:  Vice President

                                     ANNEX I

                          LIST OF PERCENTAGE SHARES,
                       MAXIMUM REVOLVING CREDIT AMOUNTS
                            AND REVOLVER TERM LOANS


      A. So long as a Subordinated Debt Event has not occurred on or before April 15, 1999:


--------------------------------------------------------------------------------
                                PERCENTAGE     MAXIMUM REVOLVING      REVOLVER
       NAME OF LENDER             SHARE          CREDIT AMOUNT       TERM LOANS
--------------------------------------------------------------------------------
NationsBank, N.A.                 80.000%         $88,000,000       $32,000,000
--------------------------------------------------------------------------------
Paribas                           8.5714%          $9,428,540      $3,428,571.43
--------------------------------------------------------------------------------
Union Bank of California, N.A.   11.4286%         $12,571,460      $4,571,428.57
--------------------------------------------------------------------------------
TOTAL                                100%        $110,000,000        $40,000,000
--------------------------------------------------------------------------------

      B. If a Subordinated Debt Event occurs on or before April 15, 1999:

--------------------------------------------------------------------------------
                                PERCENTAGE     MAXIMUM REVOLVING       REVOLVER
       NAME OF LENDER             SHARE          CREDIT AMOUNT        TERM LOANS
--------------------------------------------------------------------------------
NationsBank, N.A.                60.6594%       $39,428,590.00            -0-
--------------------------------------------------------------------------------
Paribas                           8.5714%           $5,571,410            -0-
--------------------------------------------------------------------------------
Union Bank of California, N.A.   30.7692%          $20,000,000            -0-
--------------------------------------------------------------------------------
TOTAL                                100%          $65,000,000            -0-
--------------------------------------------------------------------------------

                                    ANNEX I-1